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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):

                               December 31, 1997


                          SmarTalk TeleServices, Inc.
             (Exact name of registrant as specified in its charter)


                                   California
                    (State or jurisdiction of incorporation)


          0-21579                                    95-4502740
  (Commission File Number)                 (IRS Employer Identification No.)


1640 South Sepulveda Boulevard, Suite 500, Los Angeles, CA     90025
         (Address of principal executive offices)            (Zip Code)


                                 (310) 444-8800
                        (Registrant's Telephone Number)

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ITEM 2.   ACQUISITION OF ASSETS.

        On December 31, 1997, SmarTalk TeleServices, Inc., a California corporation ("SmarTalk"), consummated the previously announced acquisition of ConQuest Telecommunication Services Corp., a Delaware corporation ("ConQuest"), through a merger (the "Merger") in which SMTK Acquisition Corp. II, a Delaware corporation and a wholly-owned subsidiary of SmarTalk ("Acquiror"), merged with and into ConQuest pursuant to the Agreement and Plan of Reorganization and Merger, dated as of July 30, 1997 (the "Agreement"), by and among SmarTalk, Acquiror and ConQuest.

        Pursuant to the Agreement, the holders of shares of the common stock, par value $0.001 per share, of ConQuest (the "Shares") will receive in exchange for each Share 7.63 shares of the common stock, no par value, of SmarTalk (the "SmarTalk Common Stock"). It is expected that up to 4,846,640 shares of SmarTalk Common Stock will be issued upon conversion of outstanding Shares and outstanding warrants and options. The Agreement was filed previously as
Exhibit 2.1 to SmarTalk's Current Report on Form 8-K dated July 30, 1997.

        The merger consideration was determined based upon arms-length negotiations between SmarTalk and ConQuest. To the best of SmarTalk's knowledge, prior to the execution of the Agreement, there was no material relationship between ConQuest and SmarTalk or any affiliates of SmarTalk, any director or officer of SmarTalk or any associate of any such director or officer.

        In addition, on December 31, 1997, SmarTalk issued a press release announcing the consummation of the Merger, which press release is filed as
Exhibit 99.2 hereto.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

          The required financial statements were filed previously in SmarTalk's Registration Statement on Form S-4 with Registration No. 333-41317.

     (b)  PRO FORMA FINANCIAL INFORMATION

          The required pro forma financial information was filed previously in SmarTalk's Registration Statement on Form S-4 with Registration No. 333-41317.

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     (c)  EXHIBITS

           2.1 Agreement and Plan of Reorganization and Merger, dated as of July 30, 1997, by and among SmarTalk TeleServices, Inc., SMTK Acquisition Corp. II and ConQuest Telecommunication Services Corp.(1)

          99.1 Press release, dated July 31, 1997, of SmarTalk TeleServices, Inc.(2)


          99.2 Press release, dated December 31, 1997, of SmarTalk TeleServices, Inc.





-----------------
        (1) Filed previously as Exhibit 2.1 to SmarTalk's Current Report on Form 8-K dated July 30, 1997.

        (2) Filed previously as Exhibit 99.1 to SmarTalk's Current Report on Form 8-K dated July 30, 1997.

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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        SMARTALK TELESERVICES, INC.
                                               (Registrant)


                                        By /s/ ERICH L. SPANGENBERG
                                           ------------------------
                                           Erich L. Spangenberg
                                           Vice Chairman and
                                           Chief Operating Officer


Date:   January 15, 1998

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                                 EXHIBIT INDEX


Number      Subject Matter
------      --------------

 2.1 Agreement and Plan of Reorganization and Merger, dated as of July 30, 1997, by and among SmarTalk TeleServices, Inc., SMTK Acquisition Corp. II and ConQuest Telecommunication Services Corp.(1)

99.1        Press release, dated July 31, 1997, of SmarTalk TeleServices,
            Inc.(2)


99.2        Press release, dated December 31, 1997, of SmarTalk TeleServices,
            Inc.





-----------------
        (1) Filed previously as Exhibit 2.1 to SmarTalk's Current Report on Form 8-K dated July 30, 1997.

        (2) Filed previously as Exhibit 99.1 to SmarTalk's Current Report on Form 8-K dated July 30, 1997.